UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2010
NYMAGIC, INC.
(Exact name of registrant as specified in its charter)

New York	1-11238	13-3534162
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
919 Third Avenue, New York, New York 10022
(Address of principal executive offices)
(212) 551-0600
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
To the extent applicable, the information contained in Item 5.02 below is hereby incorporated by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
NYMAGIC, INC. (the “Company”) has entered into an employment agreement with Thomas J. Iacopelli, the Company’s Executive Vice President, Chief Financial Officer and Treasurer (the “Iacopelli Employment Agreement”). The Iacopelli Employment Agreement, executed on March 29, 2010, is effective January 1, 2010 until December 31, 2012, unless earlier terminated. Under the Iacopelli Employment Agreement, Mr. Iacopelli is entitled to a base salary of $275,000 and will participate in the Company’s annual incentive plan under which he has a target incentive bonus of 50% of his base salary. In the event Mr. Iacopelli’s employment with the Company is terminated for cause, due to death or permanent disability or if he voluntarily terminates, Mr. Iacopelli will be entitled to receive: (i) base salary earned prior to the date of termination, (ii) any earned but unpaid bonus for the prior calendar year, (iii) any unpaid expense reimbursement and (iv) any amount earned, accrued and arising under any employee benefit plan (together, the “Accrued Benefits”). In the event Mr. Iacopelli’s employment with the Company is terminated by the Company without cause, Mr. Iacopelli will be entitled to receive: (i) the Accrued Benefits, (ii) a payment equal to the amount of base salary for the remainder of the term and (iii) a pro rata bonus payment. In the event Mr. Iacopelli’s employment with the Company is terminated by the Company at any time without cause within 6 months prior to, on the date of, or following a change in control or if Mr. Iacopelli terminates his employment with the Company for good reason within 2 years following a change in control, Mr. Iacopelli will be entitled to receive: (i) the Accrued Benefits, (ii) a payment equal to 2 years base salary and (iii) a pro rata bonus payment. In addition, during the term of the Iacopelli Employment Agreement and after termination of the Iacopelli Employment Agreement, Mr. Iacopelli will be subject to certain confidentiality, non-competition and non-solicitation provisions. The Iacopelli Employment Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are furnished or filed, as applicable, with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Employment Agreement, executed on March 29, 2010, between NYMAGIC, INC. and Thomas J. Iacopelli.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYMAGIC, INC.
By:	/s/ Thomas J. Iacopelli
	Name:	Thomas J. Iacopelli
	Title:	Chief Financial Officer and Treasurer

Date: April 1, 2010

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreement, executed on March 29, 2010, between NYMAGIC, INC. and Thomas J. Iacopelli.